UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2018

AMERICAN CAMPUS COMMUNITIES, INC.

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

(Exact name of Registrant as specified in its Charter)

Maryland Maryland	001-32265 333-181102-01	76-0753089 56-2473181
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

12700 Hill Country Blvd., Suite T-200, Austin, Texas 78738

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 732-1000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant of Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 3, 2018, the stockholders of American Campus Communities, Inc. (the “Company”), upon the recommendation of the Board of Directors, approved the American Campus Communities, Inc. 2018 Incentive Award Plan (the “2018 Plan”). The 2018 Plan includes an authorization to issue up to 3,500,000 shares of the Company’s common stock, pursuant to awards under the 2018 Plan. The 2018 Plan provides for various types of equity awards to directors, executive and other officers and key employees. The types of awards that may be granted under the 2018 Plan include incentive stock options, nonqualified stock options, restricted stock awards, restricted unit awards, profits interest units and other stock-based awards. The 2018 Plan will expire on March 8, 2028. As of the date hereof, there have been no awards, and therefore no amounts are payable under the 2018 Plan to the principal executive officer, the principal financial officer or any named executive officer of the Company.

Incorporated herein as Exhibit 99.1 is the 2018 Plan. A brief description of the 2018 Plan is included as part of the Company’s Proxy Statement for the 2018 Annual Meeting of Stockholders (“Proxy Statement”), which was filed with the Securities and Exchange Commission on March 21, 2018. The descriptions of the 2018 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2018 Plan.

Effective as of the close of business on May 3, 2018, and as part of the proposal to approve the 2018 Plan described above, the American Campus Communities, Inc. 2010 Incentive Award Plan (the “2010 Plan”) was terminated with respect to new awards. The 2010 Plan provided for the same types of equity awards as the 2018 Plan. Outstanding awards previously granted under the 2010 Plan will not be affected by termination of the 2010 Plan, the terms of which shall continue to govern such previously granted awards.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders held on May 3, 2018, there were 136,597,999 common shares entitled to be voted; 130,428,888 shares were voted in person or by proxy. The stockholders voted on the following matters at the Annual Meeting:

1.	Election of eight director nominees to hold office for a one-year term;

2.	Approval of the American Campus Communities, Inc. 2018 Incentive Award Plan

3.	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2018; and

4.	On an advisory basis, approval of the executive compensation disclosed in the Proxy Statement.

The results of the stockholder votes are set forth below:

Board of Directors

	Affirmative	Negative	Abstentions
William C. Bayless, Jr.	126,271,042	896,241	23,414
William Blakeley Chandlee III	126,094,736	1,071,702	24,259
G. Steven Dawson	125,391,482	1,775,212	24,003
Cydney C. Donnell	125,290,637	1,877,145	22,915
Edward Lowenthal	125,009,316	2,157,684	23,697
Oliver Luck	125,521,407	1,268,948	400,342
C. Patrick Oles, Jr.	126,585,912	580,642	24,143
John T. Rippel	126,636,347	531,255	23,095

There were 3,238,191 broker non-votes with respect to the election of directors.

Approval of the American Campus Communities, Inc. 2018 Incentive Award Plan

Affirmative	Negative	Abstentions
124,861,385	2,302,744	26,568

Independent Registered Public Accounting Firm

Affirmative	Negative	Abstentions
129,130,646	1,271,639	26,603

Approval, on an Advisory Basis, of Executive Compensation

Affirmative	Negative	Abstentions	Broker Non-Votes
118,721,454	8,418,942	50,301	3,238,191

Item 9.01	Financial Statements and Exhibits

99.1	American Campus Communities, Inc. 2018 Incentive Award Plan. Incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-8 (Registration No. 333-224656) of American Campus Communities, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2018	AMERICAN CAMPUS COMMUNITIES, INC.

	By:	/s/ Kim K. Voss
Kim K. Voss
Executive Vice President, Chief Accounting Officer and Assistant Secretary

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

	By:	American Campus Communities Holdings LLC, its general partner

		By:	American Campus Communities, Inc., its sole member

			By:	/s/ Kim K. Voss
Kim K. Voss
Executive Vice President, Chief Accounting Officer and Assistant Secretary

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